UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 18, 2024

Name of Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, Commission File Number, IRS Employer Identification Number

ALLIANT ENERGY CORPORATION
(a Wisconsin Corporation)
4902 N. Biltmore Lane
Madison, Wisconsin 53718
Telephone (608) 458-3311
Commission File Number - 1-9894
IRS Employer Identification Number - 39-1380265

INTERSTATE POWER & LIGHT COMPANY
(an Iowa corporation)
Alliant Energy Tower
Cedar Rapids, Iowa 52401
Telephone (319) 786-4411
Commission File Number - 1-4117
IRS Employer Identification Number - 42-0331370

WISCONSIN POWER & LIGHT COMPANY
(a Wisconsin corporation)
4902 N. Biltmore Lane
Madison, Wisconsin 53718
Telephone (608) 458-3311
Commission File Number - 0-337
IRS Employer Identification Number - 39-0714890

(Former name or former address, if changed since last report.)

This combined Form 8-K is separately filed by Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Alliant Energy Corporation, Common Stock, $0.01 Par Value, Trading Symbol LNT, Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Alliant Energy Corporation - Emerging growth company ☐
Interstate Power and Light Company - Emerging growth company ☐
Wisconsin Power and Light Company - Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Alliant Energy Corporation ☐
Interstate Power and Light Company ☐
Wisconsin Power and Light Company ☐

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 18, 2024, Alliant Energy Corporation (“Alliant Energy”), Interstate Power and Light Company (“IPL”), a wholly-owned subsidiary of Alliant Energy, and Wisconsin Power and Light Company (“WPL”), a wholly-owned subsidiary of Alliant Energy, entered into a second amendment (the “Second Amendment”) to the amended and restated five-year master credit agreement (the “Credit Agreement”), dated December 17, 2021, among Alliant Energy, IPL, WPL, Wells Fargo Bank, National Association, as Administrative Agent, and the several lenders party thereto. The Second Amendment amended the Credit Agreement to, among other changes:

•extend the facility termination date from December 18, 2028 to December 18, 2029;
•renew each borrower’s two, one-year extension options to further extend the facility termination date;
•increase the aggregate amount of lender commitments under the revolving credit facility from $1 billion to $1.3 billion;
•increase the sublimit for borrowings within the credit facility for Alliant Energy from $450 million to $600 million, for IPL from $250 million to $300 million, and for WPL from $300 million to $400 million; and
•increase the aggregate amount of the uncommitted accordion under which each borrower may request further increases in lender commitments from $300 million to $700 million.

The obligations of Alliant Energy, IPL and WPL under the Second Amendment are several and not joint. No borrower is liable for the conduct of any other borrower, and no borrower is a primary obligor, guarantor or surety for the obligation of any other borrower under the Second Amendment.

The description of the Second Amendment set forth above is not complete and is qualified in its entirety by reference to the Second Amendment filed herewith as Exhibit 4.1, which is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
4.1
Second Amendment to Amended and Restated Five-Year Master Credit Agreement, dated as of December 18, 2024, among Alliant Energy Corporation, Interstate Power and Light Company, Wisconsin Power and Light Company, Wells Fargo Bank, National Association and the lender parties set forth therein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION

Date: December 18, 2024	By:/s/ Robert J. Durian
Robert J. Durian
Executive Vice President and Chief Financial Officer

INTERSTATE POWER AND LIGHT COMPANY

Date: December 18, 2024	By:/s/ Robert J. Durian
Robert J. Durian
Executive Vice President and Chief Financial Officer

WISCONSIN POWER AND LIGHT COMPANY

Date: December 18, 2024	By:/s/ Robert J. Durian
Robert J. Durian
Executive Vice President and Chief Financial Officer